UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 12, 2020 (November 7, 2020)

3D SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34220	95-4431352
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

333 Three D Systems Circle
Rock Hill, South Carolina	29730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (803) 326-3900

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	DDD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2020, the Board of Directors of 3D Systems Corporation (the “Company”) appointed Anthony Grabenau, Vice President and Global Corporate Controller, to serve as the Company’s principal accounting officer until the earlier of his cessation of employment or the Board’s appointment of his successor.

Mr. Grabenau, age 43, joined the Company in September 2020. Prior to joining the Company, Mr. Grabenau served as the Director, Controlling & Reporting at Verizon Communications Inc. from November 2018 to September 2020 and as Assistant Corporate Controller at TopBuild Corp. from May 2015 to October 2018. Over his 18-plus year career Mr. Grabenau also worked in various accounting and finance roles of increasing responsibility including Senior Director of Financial Reporting & Internal Audit at Hard Rock International and Senior Manager at Ernst & Young, LLP. Mr. Grabenau is a certified public accountant and holds a Bachelor degree in Finance from the University of Central Florida and a Masters in Accounting degree from the University of Virginia.

The Company and Mr. Grabenau entered into an offer letter (the “Offer Letter”) pursuant to which Mr. Grabenau will receive (i) an annual base salary of $270,000, (ii) a sign-on bonus of $40,000, (iii) eligibility to participate in the Company’s 2020 Performance Bonus Plan with a target payout of 30% of Mr. Grabenau s’s annual base salary, (iv) participation in the Company annual equity compensation program, and (v) an initial equity award grant of 9,500 shares of restricted stock pursuant to the Company’s Amended and Restated 2015 Incentive Plan. Mr. Grabenau is also eligible to participate in the Company’s applicable relocation, benefit and leave plans in accordance with the terms of those plans.

The foregoing summary of Mr. Grabenau’s compensation and terms of employment generally is not complete and is qualified in its entirety by the Offer Letter, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION
Date: November 12, 2020
	By:	/s/ Andrew M. Johnson
(Signature)
	Name:	Andrew M. Johnson
	Title:	Executive Vice President, Chief Legal Officer and Secretary